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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: September 20, 1996

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                       DANNINGER MEDICAL TECHNOLOGY, INC.
             (Exact Name of Registrant as specified in its charter)

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    Delaware                      000-16893                  31-0992628
    --------                      ---------                  ----------
 (State or other             (Commission File No.)         (IRS Employer
 jurisdiction of                                        Identification Number)
incorporation or
 organization)

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                         5160-B Blazer Memorial Parkway
                            Dublin, Ohio 43017-1339
                                 (614) 718-0500
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

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                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 6, 1996, Danninger Medical Technology, Inc., a Delaware corporation ("Danninger"), Stephen R. Draper of Port Huron, Michigan ("Draper"), and Surgical and Orthopedic Specialties, Ltd., a Michigan corporation ("Surgical"), entered into a Stock Purchase Agreement, dated as of September 6, 1996, whereby Danninger purchased from Draper 100% of the stock of Surgical. Under the terms of the Stock Purchase Agreement, Danninger agreed to acquire the stock of Surgical in exchange for the aggregate purchase price of $2,900,000, payable as follows: $1,000,000 in cash, a stock certificate registered in the name of Draper for 83,334 shares of Danninger common stock, and Danninger's promissory note in the principal amount of $1,400,000. The transaction was accomplished through arms-length negotiations between Danninger's management and Draper. There was no material relationship between Draper and Danninger or any of Danninger's affiliates, any of Danninger's directors or officers, or any associate of any such Danninger director or officer, prior to this transaction. The funding of the cash amount was a loan made in the ordinary course of business by Bank One, N.A.

     Surgical is engaged in the rental and sale of orthopedic equipment, primarily to medical businesses.

     The Stock Purchase Agreement and Danninger's press release issued September 9, 1996 regarding the consummation of the Stock Purchase Agreement are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     It is impracticable for Danninger to provide the required financial information of the business acquired at the time of filing of this report. Danninger undertakes to file such financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     It is impracticable for Danninger to provide the required pro forma financial information at the time of filing of this report. Danninger undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.


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     (c) EXHIBITS.

         Exhibit No.                     Description

            2 Stock Purchase Agreement, dated as of September 6, 1996, among Danninger Medical Technology, Inc., Stephen R. Draper, and Surgical and Orthopedic Specialties, Ltd.

           20              Press release of Danninger Medical Technology, Inc.
                           issued September 9, 1996, regarding the Stock Purchase Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DANNINGER MEDICAL TECHNOLOGY, INC.


Date: September 20, 1996                  By:    /s/ PAUL A. MILLER
                                              -------------------------
                                               Paul A. Miller,
                                               Vice President and
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.                   Description                             Page

    2          Stock Purchase Agreement, dated as of September
               6, 1996, among Danninger Medical Technology,
               Inc., Stephen R. Draper, and Surgical and
               Orthopedic Specialties, Ltd.

   20          Press release of Danninger Medical Technology,
               Inc. issued September 9, 1996, regarding the
               Stock Purchase Agreement.


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